3. CRITICAL ACCOUNTING JUDGEMENTS AND KEY SOURCES OF ESTIMATION UNCERTAINTY	12 Months Ended
Dec. 31, 2017
Critical Accounting Judgements And Key Sources Of Estimation Uncertainty
CRITICAL ACCOUNTING JUDGEMENTS AND KEY SOURCES OF ESTIMATION UNCERTAINTY

The preparation of Hudson’s combined financial statements requires management to make judgments, estimates and assumptions that affect the reported amounts of income, expenses, assets and liabilities, and the disclosure of contingent liabilities, at the reporting date.

KEY SOURCES OF ESTIMATION UNCERTAINTY

The key assumptions concerning the future and other key sources of estimation include uncertainties at the reporting date, which may have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial periods, are discussed below.

Concession rights

Concession rights acquired in a business combination are measured at fair value as at the date of acquisition and amortized over the contract duration. Hudson annually assesses the concession rights with finite lives for impairment indications.

Goodwill

Hudson tests these items annually for impairment. The underlying calculation requires the use of estimates. The assumptions used are disclosed in note 19.1.

Income taxes

Hudson is subject to income taxes in the US, UK and Canada. Significant judgment is required in determining the worldwide provision for income taxes. There are many transactions and calculations for which the ultimate tax assessment is uncertain. Hudson recognizes liabilities for tax audit issues based on estimates of whether additional taxes will be payable. Where the final tax outcome is different from the amounts that were initially recorded, such differences will impact the income tax or deferred tax provisions in the period in which such assessment is made.

Further details are given in notes 15 and 21.

The United States recently enacted a reform of the tax legislation that, among other things, reduces the corporate federal income tax (CIT) rate from 35 % to 21 % and imposes in addition a “base erosion and anti-abuse tax” (“BEAT”) on domestic corporations for payments done to foreign related persons in connection with tax deductible expenses. The reduction of the U.S. CIT rate is expected to be beneficial to us in future years in which we have net income subject to U.S. tax. For the current year the reduction in the U.S. CIT rate resulted in a one-off net loss of $40.2 million on deferred tax assets and deferred tax liabilities in the US-entities, reflected also in a higher Group effective tax rate. There are a number of uncertainties and ambiguities as to the interpretation and application of many of the provisions in the Tax Reform Legislation, including the provisions relating to the BEAT. In the absence of guidance on these issues, we will use what we believe are reasonable interpretations and assumptions in interpreting and applying the Tax Reform Legislation for purposes of determining our income tax payable and results of operations, which may change as we receive additional clarification and implementation guidance. It is also possible that the Internal Revenue Service could issue subsequent guidance or take positions on audit that differ from the interpretations and assumptions that we previously made, which could have a material adverse effect on our cash tax liabilities, results of operations and financial condition. In addition, we may be subject to audits of our income, sales and other transaction taxes by U.K. tax authorities, U.S. federal and state authorities and Canadian national and provincial authorities. Outcomes from these audits could have an adverse impact on our operating results and financial condition.

Deferred tax assets

Deferred tax assets are recognized for unused tax losses and deductible temporary differences to the extent that it is probable that taxable profit will be available against which the losses can be utilized. Management judgment is required to determine the amount of deferred tax assets that can be recognized, based upon the likely timing and level of future taxable profits. Further details are given in note 21.

Share-based payments

Hudson measures the cost of equity settled transactions with employees by reference to the fair value of the equity instruments at the grant date. Estimating such fair values require determining the most appropriate valuation model for a grant of equity instruments, which depends on the terms and conditions of the grant, as well as the most appropriate inputs to the valuation model including the expected probability that the triggering clauses will be met. The result will be the expected quantity of shares to be assigned. The assumptions and models used are disclosed in note 26.

Purchase price allocation

The determination of the fair values of the identifiable assets (especially the concession rights) and the assumed liabilities, resulting from business combinations, is based on valuation techniques such as the discounted cash flow model. Some of the inputs to this model are partially based on assumptions and judgments.

Consolidation of entities where Hudson has control, but holding only minority voting rights

Hudson considers controlling certain entities, even when it holds less than the majority of the voting rights, when it is exposed to or has the rights to variable returns from the involvements with the investee and has the ability to affect those returns through its power over the entity. These indicators are evaluated at the time of first consolidation and reviewed when there are changes in the statutes or composition of the executive board of these entities. Further details on non-controlling interests are disclosed in notes 27 and 28.